EXHIBIT 10.11

                           ELITE PHARMACEUTICALS, INC.
                             SUBSCRIPTION AGREEMENT


         Name of Subscriber:        __________________________________________

1.       SUBSCRIPTION TERMS - SECURITIES

         1.1 SUBSCRIPTION. The undersigned Investor, hereby subscribes for and agrees to purchase ______ shares (the "Shares"), of Series A Preferred Stock, par value $0.01 per share of the Company (the "Series A Preferred Stock"), ____ short term warrants to purchase shares of Common Stock (the "ST Warrant") and ________ long term warrants to purchase shares of Common Stock (the "LT Warrant" and together with the ST Warrant and the Shares, the "Securities") of Elite Pharmaceuticals, Inc. (the "Company") for a total investment of $____________. For purposes of this Subscription Agreement, the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock are referred to herein as the "Conversion Shares," the shares of Common Stock issuable upon exercise of the LT Warrant and the ST Warrant are referred to herein as the "Warrant Shares," and the Conversion Shares and the Warrant Shares are referred to herein collectively as the "Underlying Shares."

         1.2 SUBSCRIPTION PAYMENT. As payment for this subscription, simultaneously with the execution hereof: The Investor shall immediately wire the amount specified in Section 1.1 above, pursuant to the wire transfer instructions specified on Exhibit A or shall send to the address set forth on Exhibit A, via overnight courier, a check payable to "Elite Pharmaceuticals, Inc. Escrow Account."

         1.3  ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

              (a) The Investor understands and agrees that the Company reserves the right to reject this subscription for the Securities in its sole and absolute discretion, in whole or in part and at any time prior to the completion of the offering, notwithstanding prior receipt by the Investor of notice of acceptance of the Investor's subscription; and

              (b) In the event of rejection of this subscription, the Investor's subscription payment shall be promptly returned to the Investor without deduction or interest, and this Subscription Agreement shall have no force or effect.

2.       REPRESENTATIONS AND WARRANTIES.

         2.1 INVESTOR REPRESENTATIONS AND WARRANTIES. The Investor acknowledges, represents and warrants to, and agrees with, the Company as follows:

              (a) The Investor is aware this is a "best efforts" offering subject to the sale of at least $4,000,000 of the Securities which must be sold and that the Investor's investment involves a high degree of risk as described in the Confidential Term Sheet dated August 13, 2004 (the "Term Sheet")


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              (b) The  Investor  is aware that there is no  assurance  as to the future performance of the Company;

              (c) The Investor is purchasing the Securities for the Investor's own account for investment and not with a view to or for sale in connection with the distribution of the Securities or the Underlying Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). The Investor agrees that he, she or it must bear the economic risk of the Investor's investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available.

              (d) The Investor hereby authorizes the Company to place the following legend denoting the restriction on the Securities and the Underlying
Shares:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT AND OTHER APPLICABLE STATE LAWS AND RULES. NOTWITHSTANDING THE FOREGOING, THE SECURITIES (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF) MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF)."

         In addition, the Investor agrees that the Company may place stop transfer orders with its transfer agent with respect to such certificates in order to implement the restrictions on transfer set forth in this Subscription Agreement. The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities and the Underlying Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities and Underlying Shares are registered for resale under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities or Underlying
Shares may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Subscription Agreement, (iii) such holder provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Securities or Underlying Shares, as the case may be, can be sold pursuant to Rule 144 or (iv) such holder provides the Company with reasonable assurances that the Securities or Underlying Shares, as the case may be, can be sold pursuant to Rule 144. Following the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC or at such earlier time as a legend is no longer required, the


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Company will no later than five (5) business  days  following the receipt by the
Company's transfer agent of a legended certificate from such holder representing such holder's Securities or Underlying Shares (and an opinion of counsel to the extent required hereby), deliver or cause to be delivered to such holder a certificate representing such Securities or Underlying Shares that is free from all restrictive and other legends. If the Company shall fail to deliver a certificate representing such Securities or Underlying Shares as required, and if such holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such holder of shares of Common Stock that the undersigned anticipated receiving from the Company (a "Buy-In"), then the Company shall, within five (5) business days after such holder's written request and in such holder's discretion, either (i) pay cash to such holder in an amount equal to such holder's total purchase price (including reasonable brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such shares of Common Stock shall terminate or (ii) promptly honor its
obligation  to  deliver  to  the  Purchaser  a   certificate   or   certificates
representing such shares of Common Stock and pay cash to such holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the Closing Bid Price (as defined in the Warrants) on the date of delivery of the legended certificate.

              (e) The Investor has the financial ability to bear the economic risk of the Investor's investment in the Company (including its possible total loss), has adequate means for providing for the Investor's current needs and personal contingencies and have no need for liquidity with respect to the Investor's investment in the Company;

              (f) The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in the Investor's judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company;

              (g) The Investor:

                        (1) Has carefully read this Subscription Agreement and the Term Sheet, understand and have evaluated the risks of a purchase of the Securities and has relied solely (except as indicated in subsections (2) and (3) below) on the information contained in the Term Sheet and this Subscription Agreement;

                        (2) Has not relied upon any representations or other information (whether oral or written) from the Company, or any of its agents other than as set forth in this Subscription Agreement, the Term Sheet, the Company's Proxy Statement filed May 19, 2004 with the SEC, and the SEC Documents;

                        (3) Has been provided an opportunity to obtain any additional information concerning the Offering, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense and the Company has


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                        made   available  to  the  Investor  all  documents  and
                        information that the Investor has requested relating to an investment in the Company;

                        (4) Has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and other matters pertaining to this investment; and

                        (5) Has carefully considered and have to the extent the Investor believes such discussion necessary, discussed with the Investor's professional, legal, tax and financial advisers the suitability of an investment in the Company for the Investor's particular tax and financial situation and the Investor has determined that the Securities are a suitable investment for the Investor.

              (h) In making the Investor's decision to purchase the Securities herein subscribed for, the Investor has relied solely upon independent investigations made by the Investor. Neither such inquiries nor any other investigation conducted by or on the undersigned's behalf or its representatives or counsel shall modify, amend or affect the undersigned's right to rely on the truth, accuracy and completeness of such information and the Company's representations and warranties contained in this Subscription Agreement;

              (i) If the undersigned is a corporation, trust, partnership, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

              (j) No representations or warranties have been made to the undersigned by the Placement Agent, or any of its officers, employees, agents, affiliates or attorneys;

              (k) The information contained in Section 2.2 of this Subscription Agreement is true and correct including any information which the Investor has furnished to the Company with respect to the Investor's financial position and business experience, is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to acceptance of the Investor's subscription, the Investor shall furnish such revised or corrected information to the Company;

              (l) Subject to Section 4 hereof, the Investor hereby acknowledges and the Investor is aware that, except for any rescission rights that may be provided under applicable state laws, the Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive his or her death or disability.

              (m) The Investor is aware that the offering of Securities for an aggregate purchase price of up to $6,600,000 on substantially the same terms and conditions set forth in this Subscription Agreement may occur in one or more closings, each upon the same terms and no longer than twenty (20) business days between the first such closing and the final such closing;


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         2.2 INVESTOR  REPRESENTATIONS  AND WARRANTIES  CONCERNING  SUITABILITY,
ACCREDITED INVESTOR AND ELIGIBLE CLIENT STATUS. The Investor represents and warrants the following information:

              (a) The following information should be provided by the person making the investment decision whether on his own behalf or on behalf of an entity:

                        (1) Name of Investor:                       Age:
                                             ----------------------     ------
                        (2) Name of person making investment decision

                                                                   Age:
                        -----------------------------------------      ------
                        (Print)

                        (3) Principal  residence address and telephone number:
                            (____)

                        -----------------------------------------------------

                        Email Address:
                                      ---------------------------------------
                        (4) Secondary  residence address and telephone number:
                            (____)

                         ----------------------------------------------------

                         ----------------------------------------------------

                        The Investor has no present intention of becoming a resident of any other state or jurisdiction.

                        (5) Name, address, telephone number and facsimile number of employer or business:

                        -----------------------------------------------------

                        -----------------------------------------------------

                        -----------------------------------------------------

                        -----------------------------------------------------

                        (i)  Nature of business
                                               ------------------------------
                        (ii) Position and nature of responsibilities

                        -----------------------------------------------------

                        (6) Length of employment or in current position

                        (7) Prior employment, positions or occupations during the past five years (and the inclusive dates of each) are as follows:

                        Nature of Employment,
                        or Occupation            Position/ Duties    From/To

                        -----------------------------------------------------

                        -----------------------------------------------------

                        -----------------------------------------------------


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                        Attach  additional  pages to  answer  any  questions  in
                        greater detail, if necessary.

                        Each prospective investor should answer the following questions, which pertain to income, tax rate, net worth, liquid assets, and non-liquid assets by including spousal contribution even though the investment shall be held in single name.

                        (8) Business or professional education and the degree(s) received are as follows:

                        School              Degree          Year Received

                        --------------------------------------------------------

                        --------------------------------------------------------

                  (b) Accredited Investor Representations. Initial all appropriate spaces on the following pages indicating the basis upon which the undersigned qualifies as an accredited investor (please initial only where appropriate). [Must Initial One]

         For Individual Investors Only:

         (1) I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000. For purposes of this question, "net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

         (2a) I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in 2002 and 2003 and I reasonably expect to have an individual income in excess of $200,000 this year.

         (2b) Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

         (3)      I am a director or executive officer of the Company.

         Other Investors:

         (4)      ______The   undersigned  certifies  that  it  is  one  of  the
                  following: any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the

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                  Securities Exchange Act of 1934;  insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan
                  established   and   maintained  by  a  state,   its  political
                  subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with
                  investment   decisions   made  solely  by  persons   that  are
                  accredited investors.

         (5) ______The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         (6) ______The undersigned certifies that it is a organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, limited liability company, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (7) ______The undersigned certifies that it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

         (8) ______The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

         2.3 DISCLOSURE. In reliance upon exemptions contained in the Securities Act and Rule 506 promulgated thereunder and applicable state securities laws, the Securities are being sold without registration under the Securities Act. The Placement Agent, on behalf of the Company, has delivered the Term Sheet to the Investor. In addition, the Company is offering the Securities utilizing this Agreement and the other Subscription Agreements, the form of ST Warrant in substantially the form attached hereto as EXHIBIT B, the form of LT Warrant in substantially the form attached hereto as EXHIBIT C, the Registration Rights Agreement in substantially the form attached hereto as EXHIBIT D and the Certificate of Designations in substantially the form attached hereto as EXHIBIT E and the other agreements, instruments and documents contemplated hereby
(collectively the "Offering Documents"). The Investor hereby acknowledges receipt of the foregoing Offering Documents which are delivered with this Subscription Agreement and receipt of the Term Sheet. The Investor also has had access to all SEC Documents and the opportunity to review them.

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         2.4 PROHIBITION ON NET SHORT POSITIONS.  From and including the date of this  Subscription  Agreement  until  the  effective  date  of the  Registration
Statement to be filed by the Company pursuant to the terms of the Registration Rights Agreement, the Investor agrees that the Investor will not maintain a Net Short Position in the Company Stock. "Net Short Position" shall mean that the aggregate number of shares of any Common Stock held in a short position with respect to the Securities by the Investor exceeds the number of Underlying Shares issuable to the Investor at such time.

         2.5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each investor purchasing the Securities which representations and warranties which are true and correct and shall be true and correct as of the time of the Closing, as follows:

              2.5.1 SECURITIES LAW COMPLIANCE. The Term Sheet and the Offering Documents shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the completion of the Offering or other termination of this Subscription Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then existing, not misleading, the Company shall promptly notify the Placement Agent and shall supply the Placement Agent with amendments or supplements correcting such statement or omission (provided that such notice shall not be deemed to satisfy the condition in Section 4(a)). The Company shall also provide the Placement Agent for delivery to all offerees and their representatives, if any, any information, documents and instruments which the Placement Agent and the Company deem necessary to comply with state and federal law applicable to the Offering.

              2.5.2 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and lease its properties, to carry on its business as currently conducted, to execute and deliver this Subscription Agreement and the other Offering Documents and to carry out the transactions contemplated by this Subscription Agreement and the other Offering Documents, as appropriate. The Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of is properties requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

              2.5.3 CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth on Schedule 2.5.3 hereto. All issued and outstanding shares of Common Stock of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any securityholder of the Company. All prior sales of securities of the Company were issued in compliance with the Securities Act and applicable state securities laws.

              2.5.4  DERIVATIVE  SECURITIES;  RIGHTS.  Except  as  disclosed  in
SCHEDULE 2.5.4 or as set forth in the most recent Form 10-Q or Form 10-K filed by the Company prior to the date hereof, there are not, nor shall there be immediately prior to the Closing, any outstanding

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warrants,   options,   agreements,   convertible  or  exchangeable   securities,
preemptive rights to subscribe for or other commitments pursuant to which the Company or any of its Subsidiaries is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering and the issuance of the Underlying Shares shall not cause any anti-dilution or other adjustments to, or modified or incremental rights with respect to, such securities or commitments. Since the most recent Form 10-Q or Form 10-K filed by the Company prior to the date hereof, there has not been any additional re-pricing of any outstanding warrants, options or other securities of the Company. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of the Company. The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the Company are correct and complete.

              2.5.5 SUBSIDIARIES AND INVESTMENTS. SCHEDULE 2.5.5 sets forth as of the date hereof for each Subsidiary of the Company (i) its name and jurisdiction of incorporation; (ii) the number of shares of authorized capital stock of each class of its capital stock; (iii) the number of issued and outstanding shares of each class of its capital stock, all of which are owned by the Company; and (iv) its directors and officers. Each Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each Subsidiary is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure shall not have a Material Adverse Effect. Each Subsidiary has full power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it, except where the failure shall not have a Material Adverse Effect. The Company has made available to the Placement Agent correct and complete copies of the charter and bylaws of each Subsidiary (as amended to date). All of the issued and outstanding shares of capital stock of each Subsidiary has been duly authorized and are validly issued, fully paid, and nonassessable. The Company holds of record and owns beneficially all of the outstanding shares of each Subsidiary, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require any of the Company or any Subsidiary to sell, transfer, or otherwise dispose of any capital stock of any of a Subsidiary or that could require any Subsidiary to issue, sell, or otherwise cause to become outstanding any of its own capital stock. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to any Subsidiary. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary. The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each Subsidiary are correct and complete. None of the Subsidiaries are in default under or in violation of any provision of their respective charters or bylaws. Neither the Company nor any Subsidiary controls, directly or indirectly, or has any direct or indirect equity participation in any corporation, partnership, trust, or other business association which is not a Subsidiary.

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              2.5.6 FINANCIAL  STATEMENTS.  The Financial Statements included in the Offering Documents and the SEC Documents are: (i) in accordance with all books, records and accounts of the Company; (ii) are true, correct and complete; and (iii) have been prepared in accordance with generally accepted accounting principles, consistently applied. The Financial Statements fairly present, in all material respects, the financial condition, results of operations, changes in stockholders equity and cash flow as of the applicable dates and/or for the periods covered. The Company has no material liabilities, contingent or otherwise, other than: (a) liabilities reflected on the Most Recent Balance Sheet; (b) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements; and (c) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements. The Financial Statements complied as to form in all material respects with the rules and regulations of the SEC.

              2.5.7 ABSENCE OF CHANGES. Except as set forth on Schedule 2.5.7, since the Most Recent Balance Sheet, neither the Company nor any Subsidiary has:

              (i) incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business,

              (ii) entered into any transaction not in the ordinary course of business, which is material to the business of the Company or any Subsidiary,

              (iii) incurred any adverse change or any development involving, so far as the Company or any Subsidiary can now reasonably foresee which would have a Material Adverse Effect, and neither the Company nor any Subsidiary has become a party to, and neither the business nor the property of the Company or any Subsidiary has become the subject of, any litigation, whether or not in the ordinary course of their respective businesses,

              (iv) declared, set aside or paid any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or repurchased, redeemed or otherwise acquired any outstanding securities of Company,

              (v) suffered any damage, destruction or loss of the Company's assets or properties, whether or not covered by insurance, except for such occurrences which, either individually or in the aggregate, have not had and would not have a Material Adverse Effect, or

              (vi) given any waiver of a valuable right or of a material debt owed to it, except for such waivers, either individually or in the aggregate, that have not had and would not have a Material Adverse Effect, or

              (vii) change in the Company's authorized capital stock, or issuance of options, warrants or other rights to purchase the capital stock or other securities of the Company or any Subsidiary.

              2.5.8 TITLE. Except as disclosed in SCHEDULE 2.5.8 or as set forth in the SEC Documents, each of the Company and the Subsidiaries has good and marketable title to their respective properties and assets, free and clear of all liens, charges, encumbrances or restrictions, except liens for the payment of current taxes which are not yet delinquent ad liens which arise in the ordinary course and will not affect in any material respect the properties and assets of the Company and its Subsidiaries; all of the leases and subleases under which the Company or any Subsidiary is the lessor or sublessor of properties or assets or under which the Company or any Subsidiary holds properties or assets as lessee or sublessee are in full force and effect, and neither the Company (nor any Subsidiary) is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company or any Subsidiary as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or any Subsidiary to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company and each Subsidiary owns or leases all such properties as are necessary to their respective operations as now conducted.

              2.5.9 LITIGATION. Except as set forth in the SEC Documents, there is no action, suit, investigation, inquiry or similar governmental proceeding, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the Knowledge of any of the Company or its Subsidiaries, threatened against the Company or any Subsidiary or to the Knowledge of the Company, any officer or director of the Company or any Subsidiary (or basis therefor known to the Company or any Subsidiary) the adverse outcome of which would have a Material Adverse Effect or that seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Offering Documents. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental instrumentality, commission, board, bureau, agency or instrumentality, domestic or foreign or self-regulatory organization (including the American Stock Exchange).

              2.5.10 NON-DEFAULT; NON-CONTRAVENTION. Neither the Company nor any of the Subsidiaries is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. Neither the Company nor any of the Subsidiaries is in violation of (i) any provision of its charter or Bylaws or (ii) any franchise, license, permit, judgment, decree or order, or any statute, rule or regulation that, in the case of this clause (ii), would, individually or in the aggregate, have a Material Adverse Effect. Neither the execution and delivery of the Subscription Agreements or the Related Documents, nor the issuance and sale or delivery of the securities comprising the Securities and the Placement Agent Warrants, nor the issuance of the Underlying Shares nor the consummation of any of the transactions contemplated in the Subscription Agreements or the other Offering Documents, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the material terms and provisions of, or has constituted or will constitute a default (or an event with notice or lapse of time or both will become a default) under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of the Subsidiaries may be bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or any of the Subsidiaries or any statute or any order, rule or regulation applicable to the Company or any of the Subsidiaries of any court or of any foreign, federal, state or other regulatory authority (including the American Stock Exchange) or other government body having jurisdiction over the Company or any of the Subsidiaries.

              2.5.11 TAXES. Each of the Company and its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects. The Company and each Subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each Subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure would not have a Material Adverse Effect. The tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

              2.5.12 COMPLIANCE WITH LAWS, LICENSES, ETC. Neither the Company nor any Subsidiary has received notice of any violation of or noncompliance with any federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business (including but not limited to all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants), which has not been cured, the violation of, or noncompliance with which would have a Material Adverse Effect. The Company and each Subsidiary has all Licenses required by every federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a Material Adverse Effect. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke, modify or limit any thereof.

              2.5.13 AUTHORIZATION OF AGREEMENT, ETC. Each of this Agreement and the other Offering Documents have been duly executed and delivered by the Company and the execution, delivery and performance by the Company of this Subscription Agreement, the other Offering Documents, and the Placement Agent Agreement and the issuance of the Securities and the Underlying Shares have been duly authorized by the Company's board of directors and no further consent or authorization of its board of directors or its stockholders is required by the Company (including by application of the American Stock Exchange rules and regulations) and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

              2.5.14 AUTHORIZATION OF SECURITIES. The Securities, when issued and delivered in accordance with this Subscription Agreement, and the Underlying Shares when issued and delivered upon conversion or exercise of the Securities, as appropriate, shall be validly issued, fully paid, and nonassessable and shall not be issued in violation of any preemptive rights of securityholders and will not trigger any antidilution rights of securityholders.

              2.5.15 EXEMPTION FROM REGISTRATION. Assuming (i) the accuracy of the information provided by the respective Subscribers in the Subscription Documents, and (ii) that the Placement Agent shall comply in all respects with the provisions of Rule 506 Regulation D promulgated under the Securities Act, the offer and sale of the Securities pursuant to the terms of this Subscription Agreement shall be exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 507 promulgated thereunder.

              2.5.16  BROKERS.  Neither  the  Company  nor any of its  officers, directors,  employees  or  stockholders  has  employed  any  broker or finder in connection with the Offering or the transactions contemplated by this Subscription Agreement other than the Placement Agent (whose fees are payable by the Company).

              2.5.17 TITLE TO SECURITIES. When the certificates representing the Securities have been duly delivered and payment shall have been made therefor by the Holders the Subscribers shall receive good title to the Securities (and the Underlying Shares). All such title shall be free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreement, and voting trusts (with the exception of claims arising or through the acts of the Holders and except as arising from applicable federal and securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

              2.5.18 RIGHTS OF FIRST REFUSAL. Except for rights granted to the Placement Agent pursuant to Section 3.5 of the PA Agreement, no other person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to securities to be issued by the Company.

              2.5.19 INTELLECTUAL PROPERTY. The Company owns or possesses valid and binding licenses or other rights to use, whether or not registered, all of the Intellectual Property. Such Intellectual Property constitutes all of the intellectual property necessary to operate the business of the Company and its Subsidiaries as presently conducted. Neither the Company nor any Subsidiary has received any notice of any claims, nor do any of them have any Knowledge of any threatened claims, and none of them know of any facts which would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or any Subsidiary or proposed to be used or offered by the Company or any Subsidiary infringes upon, or has infringed upon, the use of any such patents, trademarks, copyrights, technology, know-how, processes or other intellectual property of another person. To the best of the Company's Knowledge, no person is infringing upon the Intellectual Property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual Property. No person, other than the Company, owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any Intellectual Property.

              2.5.20 FOREIGN CORRUPT PRACTICES. Neither the Company nor any Subsidiary nor any of their respective directors, officers, agents, employees or other persons acting on their behalf, in the course of their actions for, or on behalf of the Company or any Subsidiary, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee or made any payment or provided any benefit to an employee or agent of a customer which would reasonably be expected to violate such customer's policies or code of conduct and results in the termination or a significant reduction in such customer's business with the Company.

              2.5.21 FILINGS WITH THE SEC. The Company has made all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act of 1934, as amended (the "Exchange Act"), all of which complied as to form with such acts and the rules thereunder. All documents required to be filed as exhibits to the SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms, and neither the Company nor any of its subsidiaries is in material default of these material contracts. Each of the Company's SEC Documents has complied in all material respects with the Securities Act and the Exchange Act in effect as of their respective dates of filing (or if amended, as of the date of amendment). None of the Company's SEC Documents, as of their respective filing dates (or if amended, as of the amendment dates), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

              2.5.22  GOVERNMENTAL  CONSENTS.  No  consent,  approval,  order or authorization of or registration, qualification, designation, declaration or filing with, or notice to, any court, federal, state or local governmental authority or regulatory or self regulatory agency or authority or other person on the part of the Company or any Subsidiary is required in connection with the issuance of the Securities or the Underlying Shares or the consummation of the other transactions contemplated by the Offering Documents, except (i) such filings as have been made prior to the date hereof, (ii) the filing of a notification form with the Amex and (iii) such additional post-Closing ministerial filings as may be required to comply with applicable state and federal securities laws and the listing requirements of Amex.

              2.5.23 MATERIAL NON-PUBLIC INFORMATION. The Company has not provided, and will not provide, to the undersigned any material non-public information other than information related to the transactions contemplated hereby or by the Offering Documents, all of which information related to the transactions contemplated hereby shall be disclosed by the Company pursuant to
Section 3.1.6 hereof.

              2.5.24 SARBANES-OXLEY. The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

              2.5.25 SOLVENCY. Neither the Company nor any Subsidiary has taken any steps to seek protection pursuant to any bankruptcy or reorganization law nor does the Company nor any Subsidiary have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or reorganization proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Neither the Company nor any Subsidiary is as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent. "Insolvent" means (i) the present fair value of the Company's consolidated assets as calculated under U.S. generally accepted accounting principles ("GAAP") is less than the amount of the Company's total consolidated indebtedness as calculated in accordance with GAAP (less any future lease liabilities), (ii) the Company is unable to pay its consolidated debts and liabilities (other than any future lease liabilities), subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company intends to incur or believes that it will incur consolidated debts (other than any future lease liabilities) that would be beyond its ability to pay as such debts mature.

              2.5.26 REGISTRATION RIGHTS. Except as set forth on SCHEDULE 2.5.26, effective upon the Closing, the Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

              2.5.27 INSURANCE. The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business, all of which insurance is in full force and effect. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

              2.5.28 LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is threatened with respect to any of the employees of the Company or its Subsidiaries. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company or its Subsidiaries, to the knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement or any other contract or agreement or any restrictive covenant, and, to the Company's knowledge, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

              2.5.29  INTERNAL   ACCOUNTING   CONTROLS.   The  Company  and  the
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              2.5.30 GENERAL SOLICITATION. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in any general solicitation (within the meaning of Regulation D of the Securities
Act) of, or general advertising (within the meaning of Regulation D of the Securities Act) directed towards, investors with respect to offers or sales of the Securities.

              2.5.31 REGISTRATION STATEMENT MATTERS. The Company currently meets the eligibility requirements for use of a Form S-3 Registration Statement for the resale of the Securities and the Underlying Shares by the Investors. The Company is not aware of any facts or circumstances that would prohibit or delay the preparation and filing of a registration statement with respect to the Securities and Underlying Shares.

              2.5.32 NO INTEGRATED OFFERING. Neither the Company, nor any Affiliate (as hereafter defined) of the Company, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities or the Underlying Shares to be integrated with prior offerings by the Company for purposes of the Securities Act, any applicable state securities laws or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company take any action or steps that would cause the offering of the Securities or the Underlying Shares to be integrated with other offerings.

              2.5.33 AMEX LISTING MATTERS. The Common Stock is registered and designated for quotation on the American Stock Exchange under the ticker symbol "ELI." The Company is not in violation of the listing requirements of the American Stock Exchange and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance and sale of the Securities or the Underlying Shares under this Subscription Agreement and/or the other Offering Documents does not contravene the rules and regulations of the American Stock Exchange. Since December 31, 2002, (i) trading in the Common Stock has not been suspended by the SEC or the American Stock Exchange and (iii) the Company has received no communication, written or oral, from the SEC or the American Stock Exchange regarding the suspension or delisting of the Common Stock from the American Stock Exchange.

              2.5.34 APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Investor as a result of the transactions contemplated by the Offering Documents, including, without limitation, the Company's issuance of the Securities and/or the Underlying Shares and any Investor's ownership of the Securities or the Underlying Shares.

              2.5.35 INVESTMENT COMPANY. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof will not be, required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

              2.5.36 TRANSACTIONS WITH AFFILIATES. Except as set forth in the SEC Documents, none of the officers or directors of the Company has entered into any transaction with the Company or any Subsidiary that would be required to be disclosed pursuant to Item 404(a), (b) or (c) of Regulation S-K of the SEC.

              2.5.37 NO MANIPULATION. The Company has not taken any action in violation of applicable law designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Securities or the Underlying Shares.

              2.5.38 DISCLOSURE. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

              2.5.39   DEFINITIONS.   For  the  purposes  of  this  Subscription
Agreement, the following terms shall have the meanings set forth below:

         "Affiliate" of the undersigned Investor means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the undersigned Investor. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Certificate of  Designations"  means the Certificate of  Designations,
Preferences   and  Rights  of  Series  A  Preferred  Stock  of  the  Company  in
substantially the form attached hereto as EXHIBIT E.

         "Closing" shall refer to that event which, subject to the terms of the PA Agreement, occurs when the Placement Agent has received and delivered to the Company subscriptions which the Company has agreed to accept for at least a minimum of gross proceeds from Subscribers on or prior to the Termination Date. Upon the prior consent of the Company, one or more additional Closings may be held for additional subscriptions accepted by the Company no later than the Termination Date of the Offering.

         "Closing Date" means the date of the Closing.

         "Common Stock" means the Company's Common Stock, par value $0.01 per share.

         "Financial Statements" means the audited consolidated financial statements of the Company for the fiscal years ended March 31, 2004 and 2003, including balance sheets and related statements of income, stockholders' equity and cash flows, together with the related notes, audited by the Company's independent certified public accountants as the same have been filed with the SEC as part of the SEC Documents and the unaudited consolidated financial statements of the Company for the quarters ended June 30, 2004 and 2003, including balance sheets and related statements of income, stockholders' equity and cash flows as the same have been filed with the SEC as part of the SEC Documents.

         "Holder" or "Holders" means the holder of any Securities and/or any Placement Agent Warrant, and the securities contained in, and underlying each of, the foregoing securities.

         "Intellectual Property" means trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses and trade secrets.

         "Investor" means the undersigned investor.

         "Investors" means the Investor and the other investors to the other Subscription Agreements pursuant to which such investors shall purchase the Securities from the Company in connection with the Offering.

         "Knowledge" shall mean the knowledge, after reasonable investigation, of the Chief Executive Officer, the Financial Officer and the other executive officers of the Company.

         "License"  or  "Licenses"   means  all  licenses,   permits  and  other
governmental and self-regulatory (including the American Stock Exchange) certificates, authorizations and permits, and approvals of the Company or any Subsidiary.

         "Material Adverse Effect" means any change or effect that is materially adverse to (i) the business, results of operations, financial condition, assets or liabilities of the Company or any Subsidiary or (ii) the transactions contemplated hereby or by the Offering Documents.

         "Most Recent Balance Sheet" shall refer to the consolidated balance sheet of the Company dated as of June 30, 2004 as the same has been filed with the SEC as part of the SEC Documents.

         "Offering" means the solicitation by the Placement Agent of Subscribers for the purchase of Securities pursuant to this Subscription Agreement, and applicable law.

         "PA Agreement" shall mean the Placement Agent Agreement dated as of August 12, 2004 by and between the Company and the Placement Agent.

         "Placement Agent" shall mean Indigo Securities, LLC.

         "Placement Agent Warrants" shall refer to the warrants issued to the Placement Agent as part of its compensation for services rendered under the PA Agreement.

         "Registration Rights Agreement" shall refer to that agreement by and between the Company, on one hand and the Placement Agent and Holders on the other hand.

         "SEC" refers to the Securities and Exchange Commission.

         "SEC Documents" means any registration statement, reports and documents filed with the SEC by the Company.

         "Securities Act" means the U.S. Securities Act of 1933, as amended.

         "Subscriber"  or  "Subscribers"  means  an  "accredited  investor,"  as
defined  under  Rule  501  of  the  Securities  Act,   subscribing  to  purchase
Securities.

         "Termination Date" means the date set forth in Section 3.1 of the PA Agreement.

         2.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Subscribers contained in this Subscription Agreement shall survive the Closing and remain in full force and effect.

3.       COVENANTS.

              3.1.1 RULE 144 INFORMATION. For five (5) years after the date of this Subscription Agreement, the Company shall use its best efforts file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action to the extent required to enable the Investor to sell the Securities and the Underlying Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

              3.1.2 REPORTING STATUS. Until the date on which the Investor shall have sold all the Securities and the Underlying Shares and none of the Warrants are outstanding, the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

              3.1.3 LISTING. The Company shall maintain the eligibility for quotation of the Common Stock on the American Stock Exchange. Subject to applicable law, neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the American Stock Exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this section. The Company shall maintain Jersey Transfer and Trust Company as its transfer agent (or other transfer agent of equivalent recognition).

              3.1.4 PLEDGE OF SECURITIES. The Company acknowledges and agrees that the Securities and the Underlying Shares may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities or the Underlying Shares. The pledge of Securities or the Underlying Shares shall not be deemed to be a transfer, sale or assignment of the Securities or the Underlying Shares hereunder, and the Investor shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement or any other Offering Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities or the Underlying Shares may reasonably request in connection with a pledge of the Securities or the Underlying Securities to such pledgee by the Investor (but without the obligation to incur any cost or expense in connection therewith).

              3.1.5 DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 9:00 a.m., New York time, on the first business day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Offering Documents in the form required by the Exchange Act and attaching the material Offering Documents (including, without limitation, this Subscription Agreement, the Certificate of Designations and the forms of Warrant) as exhibits to such filing (including all attachments, the "8-K Filing"). From the Closing, the Company shall not provide the Investor with any material, nonpublic information from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor. Neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing or (ii) as may be required by applicable law, rule or regulation (provided that in the case of clause (i) the Investor (so long as such Investor has invested more than $850,000 pursuant to this Subscription Agreement) shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the SEC or any regulatory agency or Amex, without the prior written consent of the Investor, except (i) for disclosure thereof which is required in the 8-K Filing or Registration Statement or (ii) as required by law or Amex regulations or any order of any court or other governmental agency, in which case the Company shall provide the Investor with prior notice of such disclosure.

              3.1.6 RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, after the Closing Date, 100% of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants.

              3.1.7 USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for working capital purposes and not for the redemption or repurchase of any of its equity securities.

              3.1.8 LISTING. The Company shall secure the listing of all Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Offering Documents. The Company shall use its best efforts to maintain the Common Stock's authorization for listing on the American Stock Exchange . Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the American Stock Exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.1.8.

              3.1.9 TRANSFER AGENT CERTIFICATION. The Company shall deliver to the Investor a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) business days prior to the Closing Date.

         3.2 CERTAIN PRE-FUNDING COVENANTS. The Company agrees as follows with respect to the period between the execution of this Agreement and the Closing:

              (a)  GENERAL.  The Company  will use its  commercially  reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Subscription Agreement (including satisfaction, but not waiver, of the conditions to set forth in SECTION 4; provided, however, that nothing in this
SECTION 3.2(a) shall be deemed to require the Investor to purchase the Securities unless and until the conditions set forth in SECTION 4 are satisfied or, in the sole discretion of the Investor, waived.

              (b) OPERATION OF BUSINESS. The Company and its Subsidiaries shall not engage in any practice, take any action, or enter into any material transaction which is outside the ordinary course of business. Without limiting the generality of the foregoing, the Company shall not engage in any practice, take any action, or enter into any transaction of the sort described in SECTION
2.5.25 above.

              (c) FULL ACCESS. The Company will permit representatives of the Investor to have reasonable access at reasonable times to its premises, properties, personnel, and to the books and documents of or pertaining to the Company.

              (d) NOTICE OF DEVELOPMENTS. The Company will give prompt written notice to the Investor of any development causing a breach of any of the representations and warranties in SECTION 2.5. No disclosure by any party pursuant to this SECTION 3.2(d), however, shall be deemed to amend or supplement the schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant, unless the Investor consents to the incorporation of such amendment or supplement or disclosure by consummating the transactions contemplated hereby.

         3.3 TRANSFER AGENT INSTRUCTIONS. As of the date hereof, and conditioned only upon the issuance of the Securities at the Closing, the Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as EXHIBIT E (the "Irrevocable Transfer Agent Instructions"), and any subsequent transfer agent, to promptly issue certificates, registered in the name of the Investor or its respective nominee(s), for the Underlying Shares in such amounts as specified from time to time by the Investor to the Company upon conversion of the Series A Preferred Stock or upon exercise of the Warrants.

4. CONDITIONS TO THE INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 1(b) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

              (a) REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

              (b) PERFORMANCE. The Company shall have performed and complied in all respects with all agreements, obligations and conditions contained in this Subscription Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; PROVIDED, however, that the Company may furnish to each Investor a facsimile copy of a form of warrant representing the Warrants and of the stock certificate representing the Series A Preferred Stock, with the original warrant and original stock certificate held in trust by counsel for the Company until delivery thereof on the fourth (4th) business day following the Closing.

              (c) COMPLIANCE CERTIFICATE. The Company will have delivered to the Investors a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 4(a) and 4(b) hereof have been fulfilled.

              (d) AGREEMENT. The Company shall have executed and delivered to the Investors this Subscription Agreement.

              (e) SECURITIES EXEMPTIONS. The offer and sale of the Securities to the Investors pursuant to this Subscription Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

              (f) NO SUSPENSION OF TRADING OR LISTING OF THE COMMON STOCK. The Common Stock (i) shall be designated for quotation or listed on the American Stock Exchange and (ii) shall not have been suspended from trading by the SEC or on the American Stock Exchange nor shall suspension by the SEC or the American Stock Exchange have been threatened, as of the Closing Date, either (A) in writing by the SEC or the American Stock Exchange or (B) because the price per share of the Common Stock has fallen below the minimum listing maintenance requirements of the American Stock Exchange.

              (g) GOOD STANDING CERTIFICATES. The Company shall have delivered to the Investors a certificate of the Secretary of State of the State of Delaware, dated as of a date within ten (10) business days of the date of the Closing, with respect to the good standing of the Company.

              (h) SECRETARY'S CERTIFICATE. The Company shall have delivered to the Investors a certificate of the Company executed by the Secretary of the Company attaching and certifying to the truth and correctness of (1) the Certificate of Incorporation, (2) the Bylaws and (3) the resolutions adopted by the Board of Directors in connection with the transactions contemplated by the Offering Documents.

              (i) OPINION OF COMPANY COUNSEL. The Investors will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Reitler Brown & Rosenblatt LLC, counsel to the Company.

              (j) NO STATUTE OR RULE CHALLENGING TRANSACTION. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization (including the American Stock Exchange) or the staff of any of the foregoing having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by the Offering Documents.

              (k)  AMOUNT   INVESTED.   The  Investors  under  the  Subscription
Agreements shall have tendered at closing not less than $4,000,000 in the aggregate for the Securities.

              (l) OTHER ACTIONS. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Investor in connection with the transactions contemplated hereby.

              (m) IRREVOCABLE TRANSFER AGENT INSTRUCTIONS. The Company shall have delivered the Irrevocable Transfer Agent Instructions, executed by each of the Company and its transfer agent.

              (n) CERTIFICATE OF DESIGNATIONS. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, and copies thereof shall have been certified by such Secretary of State and shall have been delivered to the Investor.

5.       TERMINATION.

              (a) The Investor and the Company may terminate this Subscription Agreement by mutual written consent at any time prior to the Closing;

              (b) The Investor may terminate this Subscription Agreement by giving written notice to the Company at any time prior to the Closing:

                  (i)  in  the  event  that  the   Company  has   breached   any
              representation,   warranty,   or   agreement   contained  in  this
              Subscription  Agreement or in any other

              Offering Document in any material respect, the Investor or any other Investor has notified the Company of the breach, and the breach has continued without cure for a period of fifteen (15) days after the notice of breach,

                  (ii) if the  Closing  shall  not have  occurred  on or  before
              October 31, 2004, by reason of the failure of any condition precedent under SECTION 4 hereof or if satisfaction of any such condition by such date is or becomes impossible (unless the failure results primarily from any Investor itself breaching any representation, warranty, or covenant contained in the Subscription Agreements or any other Offering Document).

              (c) The Company may terminate this Agreement by giving written notice to the Investor at any time prior to the Closing in the event that the Investor has breached any representation, warranty, or covenant contained in this Subscription Agreement in any material respect, the Company has notified the Investor of the breach, and the breach has continued without cure for a period of fifteen (15) days after the notice of breach.

              (c) EFFECT OF TERMINATION. Each party's right of termination under
SECTION 5(A) is in addition to any other rights it may have under this Subscription Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies. Upon any termination, the amount deposited in escrow shall be immediately wired to the Investor.

6.       INDEMNIFICATION.

              (a) The Investor hereby agrees to indemnify and hold harmless the Company and its officers, directors, managers, members, partners, shareholders, employees, agents and attorneys and any control persons against any and all losses, claims, demands, liabilities, actions or causes of action, encumbrances and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon any breach by the Investor of any representation, warranty, covenant, obligation or agreement contained herein.

              (b) The Company hereby agrees to indemnify and hold harmless the Investors and its officers, directors, managers, members, partners, shareholders, employees, agents and attorneys and any control persons against any and all losses, claims, demands, liabilities, actions or causes of action, encumbrances and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Company and contained in this Subscription Agreement, the other Offering Documents, the Term Sheet or the SEC Documents, or (b) arise out of or are based upon any breach of any representation, warranty, covenant, obligation or agreement contained herein or therein. The

Company hereby agrees to indemnify the Investor for expenses (including reasonable legal or other expenses) incurred by the Investor in connection with any claims made by the Investor against the Company arising out of or based upon any breach of any representation, warranty, covenant, obligation or agreement of the Company contained herein.

7. CONSENT TO JURISDICTION. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Manhattan, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Manhattan, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement hereof). Each party agrees not to commence a claim or proceeding hereunder in a court other than a state court or federal court sitting in Manhattan, New York, except (i) if required as a mandatory counterclaim or cross-claim in a proceeding commenced by a Person in a different jurisdiction or (ii) if such party has first brought such claim or proceeding in such court sitting in Manhattan, New York and both the state courts and the federal courts sitting in Manhattan, New York have denied jurisdiction over such claim or proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

8. SEVERABILITY. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9. COUNTERPARTS. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

10. BENEFIT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties' hereto and their legal representatives, successors and assigns.

11. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted next business day delivery followed by next business day delivery, or by facsimile delivery, as follows:

         Investor:            At the address  designated  in Section 2.2 of this
                              Subscription Agreement

         The Company:         Elite Pharmaceuticals, Inc.
                              165 Ludlow Avenue
                              Northvale, New Jersey 07647
                              Facsimile: (201) 750-2755
                              Attention: Mr. Bernard Berk,
                                           Chairman and Chief Executive Office

         With a copy to:      Reitler Brown & Rosenblatt LLC
                              800 Third Avenue, 21st Floor
                              New York, NY 10021
                              Facsimile: (212) 371-5500
                              Attention: Scott H. Rosenblatt

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

12.      GOVERNING   LAW.   This   Subscription   Agreement   and  any  dispute,
disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of New York.

13. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire Subscription Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Subscription Agreement nor any provision hereof may be amended, waived, discharged or terminated, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought; provided, however, that any amendment which creates superior rights or preferences for the Investor relative to any other Investor shall be approved by holders of at least 66-2/3% of the aggregate number of Series A Preferred Stock purchased under the Subscription Agreements.

14. SECTION HEADINGS. Section headings herein have been inserted for referenceonly and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

15.      SURVIVAL   OF   REPRESENTATIONS,   WARRANTIES   AND   AGREEMENTS.   The
representations, warranties and agreements contained herein shall survive the delivery of and payment for the Securities.

16. REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Subscription Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

17. INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS. The obligations of the Investor under this Subscription Agreement are several and not joint with the obligations of any other Investor under any other Subscription Agreement, and the Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any of the other Subscription Agreements. The decision of the Investor to purchase the Securities pursuant to this Subscription Agreement has been made by such Investor independently of any other Investor. Nothing contained herein or in any of the other Subscription Agreements, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Investor acknowledges that no other Investor has acted as agent for Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Subscription Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

18. REPLACEMENT OF SECURITIES AND UNDERLYING SHARES. If any certificate or instrument evidencing any Securities or any Underlying Shares is mutilated, lost, stolen or destroyed, the Company shall promptly issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities or Underlying Shares.

19. PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Investor pursuant to this Subscription Agreement or the Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Individual Investors:

---------------------------------------------------------------------
Social Security Number     Print Name of Investor No. 1

                           ------------------------------------------
                           Signature of Investor No. 1

---------------------------------------------------------------------
Social Security Number     Print Name of Investor No. 2

                           ------------------------------------------
                           Signature of Investor No. 2

Manner in which Securities are to be held:



_____ Individual Ownership                         _____ Partnership

_____ Tenants-in-Common                            _____ Trust

_____ Joint Tenant With Right of Survivorship      _____ Corporation

_____ Community Property                           _____ Employee Benefit Plan

_____ Separate Property                            _____ Other (please indicate)

Corporate or Other Entity:

----------------------------------                       -----------------------
Federal ID Number                                        Print Name of Entity

                                                         By:
                                                            --------------------
                                                             Signature, Title
DATED: _______________, 2004

By signing below, the undersigned accepts the foregoing subscription and agrees to be bound by its terms.

Elite Pharmaceuticals, Inc.



By:   ___________________________                 Dated:  October 6, 2004
      Bernard Berk,
      Chief Executive Officer

                                    EXHIBIT A

                           WIRE TRANSFER INSTRUCTIONS


           Bank of NYC
           ABA No. 021000018
           GLA 111-565
           Cust A/C # 106148
           A/C Name: Elite Pharmaceuticals Series A Preferred Placement - Escrow

                                    EXHIBIT B

                           FORM OF SHORT TERM WARRANT

                                    EXHIBIT C

                            FORM OF LONG TERM WARRANT

                                    EXHIBIT D

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT E

                       FORM OF CERTIFICATE OF DESIGNATIONS